Profit Sharing And 401(K) Plan	12 Months Ended
Dec. 31, 2011
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Profit Sharing And 401(K) Plan
Profit Sharing and 401(k) Plan
The Company has a profit sharing plan that includes a salary reduction feature established under the Internal Revenue Code Section 401(k) covering substantially all coworkers. Company contributions to the profit sharing plan are made in cash and determined at the discretion of the Board of Directors. For the years ended December 31, 2011 and 2010, the amounts charged to expense for this plan totaled $15.3 million and $10.4 million, respectively. For the year ended December 31, 2009, a net credit of $1.6 million was attributed to this plan. This reflected $6.4 million of plan expense that was more than offset by a reversal of $8.0 million of 2008 expense, as the payout of that amount was partially based on certain financial objectives in 2009 that were not achieved.